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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Valassis Communications, Inc. on Form S-3 of our report dated February 6, 2001, appearing in the Annual Report on Form 10-K of Valassis Communications, Inc. for the year ended December 31, 2000, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Detroit, Michigan
July 25, 2001